                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Seligman Portfolios, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                  SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO
           SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
             SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
                SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO
                                      OF
                           SELIGMAN PORTFOLIOS, INC.
                   100 Park Avenue, New York, New York 10017
                      Toll-Free Telephone: (800) 221-2450
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 30, 1998

To the Shareholders:

  A Special Meeting of Shareholders (the "Meeting") of the above named Portfo-lios (the "Portfolios") of Seligman Portfolios, Inc., a Maryland corporation (the "Fund"), will be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on June 30, 1998 at 10:00 A.M., for the following purposes:

    (1) To approve or disapprove new Subadvisory Agreements for the Portfo-lios between J. & W. Seligman & Co. Incorporated (the "Manager") and Seligman Henderson Co., such agreements to be identical to the prior subadvisory agreements in all respects except as to their commence-ment dates and termination dates;
    (2) To approve or disapprove a new Subadvisory Agreement with respect to each of the Portfolios (each of such four portfolios, a "Portfolio") between the Manager and Henderson Investment Management Limited, such agreement to become effective upon termination of the Subadvisory Agreements referred to in proposal (1); and
    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

  The approval of Proposals 1 and 2 by the shareholders of a Portfolio will not result in any increase in the aggregate fees payable by the Portfolio.

  The close of business on April 30, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                           By order of the Board of
                                            Directors,

                                                     /s/ Frank J. Nasta
                                                     Secretary

Dated: New York, New York, May  , 1998

                                 ------------

           YOUR VOTE IS IMPORTANTNO MATTER HOW MANY SHARES YOU OWN.

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOIDTHE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO
                                 THE MEETING.

                                                                    May  , 1998

                  SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO
           SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
             SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
                SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO
                                      OF
                           SELIGMAN PORTFOLIOS, INC.

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                PROXY STATEMENT

                                    FOR THE
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 1998

  This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Portfolios, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the above-named Portfolios to be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on June 30, 1998.

  The Fund offers fourteen separate portfolios, each of which is a separate pool of assets constituting, in effect, a separate fund with its own invest-ment objectives and policies. This Proxy Statement, however, relates to only the following four portfolios: Seligman Henderson International Portfolio (the "International Portfolio"), Seligman Henderson Global Growth Opportunities Portfolio (the "Global Growth Opportunities Portfolio"), Seligman Henderson Global Smaller Companies Portfolio (the "Global Smaller Companies Portfolio"), and Seligman Henderson Global Technology Portfolio (the "Global Technology Portfolio"). These four portfolios are referred to herein as "Portfolios."

  This Proxy Statement relates to two proposals: (i) the approval of new Subadvisory Agreements for each Portfolio between J. & W. Seligman & Co. In-corporated (the "Manager") and Seligman Henderson Co. and (ii) the approval of a new Subadvisory Agreement with respect to each Portfolio between the Manager and Henderson Investment Management Limited. Proposals 1 and 2 will be voted upon separately with respect to each Portfolio by the shareholders of such Portfolio.

  If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, the shares over which you exercise voting power will be voted in accordance with your instructions. If you give no instructions and return your signed Proxy, your shares will be voted (i) for the approval of new Subadvisory Agreements for each Portfolio between the Manager and Seligman Henderson Co., and (ii) for the approval of a new Subadvisory Agreement with respect to each Portfolio between the Manager and Henderson Investment Manage-ment Limited (which arrangements will involve no change in the aggregate fees payable by any Portfolio) and, at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Fund (Attention: the Secretary) or by notice at the Meeting at any time prior to the time it is voted.

  The close of business on April 30, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, each Portfolio of the Fund had outstanding and entitled to vote the number of shares of capital stock set forth below:

PORTFOLIOS                                                                SHARES
------------------------------------------------------------------------- ------
Seligman Henderson International Portfolio...............................
Seligman Henderson Global Growth Opportunities Portfolio.................
Seligman Henderson Global Smaller Companies Portfolio....................
Seligman Henderson Global Technology Portfolio...........................

  Each share of a Portfolio outstanding on the record date will be entitled to one vote at the Meeting. For all matters on which a vote of a majority of the shares outstanding and entitled to vote is required (proposals 1 and 2), an abstention will have the same effect as a vote against the proposal. Absten-tions will be counted for purposes of determining whether a quorum is repre-sented and, with respect to Proposals 1 and 2, whether a "majority of the out-standing voting securities" of each Portfolio is represented at the Meeting.

  In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by June 30, 1998, the persons named as proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by proxies indicating a vote against a management proposal will be voted against adjourn-ment in respect of that proposal.

  Except for shares issued to affiliates of J. & W. Seligman & Co. Incorporated (the "Manager"), the shareholders of the Portfolios are Canada Life of America Variable Annuity Account 2 ("CLAVA 2"), Canada Life of America Annuity Account 2 ("CLAAA 2"), Canada

Life of America Annuity Account 3 ("CLAAA 3") and Canada Life of New York Variable Annuity Account 2 ("CLNYVA 2"), each of which is a separate account of either Canada Life Insurance Company of America or Canada Life Insurance Company of New York.

  CLAVA 2 and CLNYVA 2 are each separate accounts which funds variable annuity contracts which invest in the Fund and, in accordance with current policies of the Securities and Exchange Commission, voting power over the Fund's shares with respect to such contracts will be exercisable by the owners of such con-tracts (the "Contract Owners"). The number of shares of each Portfolio that a particular Contract Owner will be entitled to vote will generally be deter-mined by dividing the value of his interest in each sub-account of the spe-cific contract by the net asset value per share of the appropriate Portfolio.

  CLAAA 2 and CLAAA 3 are each unregistered separate accounts that fund pen-sion plan contracts. Each separate account invests in the Fund. The trustees of the individual pension plans (the "Plan Trustees") have the authority to vote the shares held in their respective plans.

  Fund shares held by an account for which no voting instructions are received will be voted on each matter in the same proportion as such shares in that sub-account for which voting instructions are received.

  The Fund is managed by the Manager. Seligman Henderson Co. (the "Subadviser") supervises and directs the non U.S. investments of the Portfo-lios. The Fund's distributor (principal underwriter) is Seligman Financial Services, Inc. The address of each of these entities is 100 Park Avenue, New York, New York 10017. The transfer agent with respect to CLAVA 2, CLAAA 2 and CLAAA 3 is Canada Life Insurance Company of America, 6201 Powers Ferry Road, NW, Atlanta, GA 30339, 1-800-333-2542. The transfer agent with respect to CLNYVA 2 is Canada Life Insurance Company of New York, 500 Mamaroneck Avenue, Harrison, NY 10528, 1-914-835-8400. The Fund will furnish, without charge, copies of its most recent annual report and semi-annual report to any share-holder upon request to Seligman Data Corp. at (800) 221-2450.

  It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about May , 1998.

                  A. APPROVAL OF NEW SUBADVISORY ARRANGEMENTS

                 (Proposal 1--Interim Subadvisory Agreements)
                 (Proposal 2--Proposed Subadvisory Agreements)

GENERAL

  Original Subadvisory Agreements. Pursuant to Management Agreements between the Manager and the Fund, on behalf of its several Portfolios, the Manager ad-ministers the business and other affairs of the Fund. Seligman Henderson Co. serves as Subadviser to the Portfolios pursuant to subadvisory agreements be-tween the Manager and the Subadviser, which provide that the Subadviser will supervise and direct the Portfolios' global investments in accordance with each Portfolio's investment objective, policies and restrictions. As explained below, the original subadvisory agreements for each Portfolio (collectively, the "Original Subadvisory Agreements") terminated in accordance with their terms on March 30, 1998, and the Manager and the Subadviser entered into new subadvisory agreements that are identical to the Original Subadvisory Agree-ments in all respects except as to their commencement dates and termination dates (collectively, the "Interim Subadvisory Agreements"). Fees under the Original Subadvisory Agreements were paid, and fees under the Interim Subadvisory Agreements are paid, directly by the Manager from its management fee and do not affect the fees paid by the Portfolios of the Fund.

  The Subadviser was founded in 1991 as a general partnership between the Man-ager and Henderson International, Inc., each partner owning equal 50% inter-ests in the joint venture. Henderson International, Inc., whose principal ad-dress is 3 Finsbury Avenue, London EC2M 2PA, England, is a wholly owned sub-sidiary of Henderson plc, a United Kingdom corporation ("Henderson") located at the same address. The Subadviser is headquartered in New York and was cre-ated to provide international and global investment management services to in-stitutional and individual investors and investment companies in the United States.

  The Subadviser currently serves as subadviser for investment portfolios of another investment company managed by the Manager. A table setting forth the net assets of those investment companies for which the Subadviser currently serves as subadviser, and which have investment objectives similar to those of the indicated Portfolios of the Fund, and the subadvisory fee rate paid by such companies, is attached as Exhibit C to this Proxy Statement. The aggre-gate net assets managed by the Subadviser were approximately $3.6 billion at March 31, 1998, including $45.8 million of the Fund's net assets.

  The Original Subadvisory Agreement relating to the International Portfolio was dated May 1, 1993; the Original Subadvisory Agreement relating to the Global Smaller Companies Portfolio was dated October 1, 1994; and the Original Subadvisory Agreement relating to the Global Growth

Opportunities Portfolio and the Global Technology Portfolio was dated May 1, 1996. The Board of Directors of the Fund approved the Original Subadvisory Agreement with respect to the International Portfolio on March 18, 1993; with respect to the Global Growth Opportunities Portfolio on March 21, 1996; with respect to the Global Smaller Companies Portfolio on July 21, 1994; and with respect to the Global Technology Portfolio on March 21, 1996. The Original Subadvisory Agreement was approved by the sole shareholder of the Interna-tional Portfolio on April 30, 1993; by the sole shareholder of the Global Growth Opportunities Portfolio on April 26, 1996; and by the sole shareholder of the Global Technology Portfolio on April 26, 1996. The Original Subadvisory Agreements were not submitted to a vote of the shareholders of the Fund subse-quent to their initial approvals in respect of each Portfolio.

  The AMP Transaction. On February 3, 1998, the boards of directors of AMP Limited ("AMP"), an Australian life insurance and financial services company, and Henderson announced that they had reached agreement on the terms of a rec-ommended cash offer by a subsidiary of AMP for all of the issued share capital of Henderson. The acquisition of Henderson by AMP (the "Acquisition") was com-pleted on March 30, 1998. Under the Investment Company Act of 1940 (the "1940 Act"), AMP is deemed to "control" Henderson because it owns more than 25% of Henderson's outstanding voting securities.

  The Acquisition may be deemed to have resulted in a change of control of the Subadviser, because a wholly owned subsidiary of Henderson is one of the two general partners of the Subadviser. Such a change of control would constitute an "assignment," and thus the termination in accordance with its terms, of each of the Original Subadvisory Agreements. March 30, 1998, the date of such assignment, is referred to herein as the "Assignment Date."

  Interim Subadvisory Agreements. On March 19, 1998, the Board of Directors of the Fund unanimously approved the Interim Subadvisory Agreements, each of which is identical to the corresponding Original Subadvisory Agreement except as to its commencement date and its termination date, and recommended approval of such Agreements to the shareholders of each Portfolio. The factors consid-ered by the Board of Directors in approving the Interim Subadvisory Agreements are described below under "Factors Considered by the Board of Directors." The Interim Subadvisory Agreements took effect (subject to approval by the share-holders) on the Assignment Date and will continue in effect until the Restruc-turing Date (as defined below) (subject to approval by the shareholders of Proposal 2). The period from the Assignment Date to the Restructuring Date is referred to as the "Interim Period." The Special Meeting is being called, in part, in order that you have the opportunity to vote on the Interim Subadvisory Agreements. If the shareholders do not approve the Interim Subadvisory Agreement applicable to any Portfolio of the Fund, the Manager will assume responsibility for the management of the as-sets of that Portfolio during the remainder of the Interim Period for such Portfolio, if any.

  AMP, Henderson and the Subadviser have obtained an order from the Securities and Exchange Commission (the "Order") permitting the implementation, prior to obtaining shareholder approval, of each of the Interim Subadvisory Agreements for a period of not more than 150 days beginning on the Assignment Date and continuing through the date on which such Interim Subadvisory Agreement is ap-proved or disapproved by the Fund's shareholders, but in no event after October 1, 1998. Such 150-day period will end on August 22, 1998. The Interim Period is expected to fall within the period contemplated by the Order. The Order permits the Subadviser to receive all fees earned under the Interim Subadvisory Agree-ments during the Interim Period, provided that such fees are paid into an in-terest-bearing escrow account maintained by an unaffiliated escrow agent. The Manager and the Subadviser have entered into escrow agreements with United States Trust Company of New York, as escrow agent (the "Escrow Agent") for this purpose. The escrow arrangements were approved by the Board of Directors at their meeting on March 19, 1998. The Escrow Agent will pay the amounts in the escrow account (including interest) in respect of any Portfolio of the Fund to the Subadviser only after the Interim Subadvisory Agreement applicable to such Portfolio is approved by the shareholders of that Portfolio. If the sharehold-ers of a Portfolio do not approve the Interim Subadvisory Agreement, the amounts held in escrow in respect of such Agreement will be returned to the Portfolio.

  A copy of each Interim Subadvisory Agreement is set forth as Exhibit A to this Proxy Statement.

  Proposed Subadvisory Agreement. As a result of the AMP transaction and other developments in the asset management businesses conducted by the Manager and by Henderson, the Manager and Henderson have proposed a restructuring of the ex-isting subadvisory arrangements for each Portfolio of the Fund. Henderson and the Manager have proposed that, for each Portfolio of the Fund, all responsi-bilities in respect of such Portfolios' international investments that are cur-rently undertaken by the Subadviser pursuant to the Interim Subadvisory Agree-ments be assumed by Henderson Investment Management Limited (the "New Subadviser"), a wholly owned subsidiary of Henderson that has applied for reg-istration as an investment adviser under the Investment Advisers Act of 1940, pursuant to a new subadvisory agreement relating to all Portfolios (the "Pro-posed Subadvisory Agreement"). On April 30, 1998, the Directors of the Fund unanimously approved the Proposed Subadvisory Agreement in respect of each Portfolio and recommended that the shareholders approve it. A description of the terms of the Proposed Subadvisory Agreement, and the factors considered by the Directors in approving it, is set forth below. The Proposed

Subadvisory Agreement provides for a different structure for fees payable to the New Subadviser, but it would not result in any change in the aggregate fees payable by any Portfolio. If the Proposed Subadvisory Agreement is approved in respect of a Portfolio, it will take effect with respect to that Portfolio on the day after the date of approval by the Portfolio (the "Restructuring Date") and the Interim Subadvisory Agreement in respect of such Portfolio will termi-nate on the Restructuring Date. Since the Special Meeting of Shareholders is to be held on June 30, 1998, the Restructuring Date for each Portfolio is expected to be July 1, 1998, subject to the effectiveness of the New Subadviser's regis-tration as an investment adviser.

  A copy of the Proposed Subadvisory Agreement is set forth as Exhibit B to this Proxy Statement.

TERMS OF THE ORIGINAL SUBADVISORY AGREEMENTS

  Under each Original Subadvisory Agreement, the Subadviser, at its expense and subject to the control of the Board of Directors and in accordance with the ob-jectives, policies and principles of the relevant Portfolio of the Fund set forth in the Fund's Prospectus, provided the Portfolio with investment manage-ment services, including investment research, advice and supervision. The Orig-inal Subadvisory Agreements related to all assets of a Portfolio, including in-vestments in securities of U.S. as well as foreign issuers. The Subadviser de-termined which securities were to be purchased or sold by the Portfolio, made purchases and sales of securities on behalf of the Portfolio and determined how any rights of the Portfolio were to be exercised. The Subadviser did not per-form any non-advisory services under the Original Subadvisory Agreements.

  The Original Subadvisory Agreements provided that they would continue in ef-fect from year to year if such continuance were approved in the manner required by the 1940 Act, and if the Subadviser had not notified the Manager at least 60 days prior to an anniversary date that it did not desire such continuance. The Original Subadvisory Agreements were terminable by the Fund, without penalty, on 60 days' written notice to the Subadviser and provided for automatic termi-nation in the event of their assignment or upon termination of the Management Agreement.

  The Original Subadvisory Agreement relating to each Portfolio provided for a fee in respect of each such Portfolio, calculated daily and paid monthly, equal to 0.90 percent per annum of the average daily net assets of that Portfolio. The Management Agreement provides for a fee in respect of each Portfolio of the Fund, calculated daily and paid monthly, equal to 1.00 percent per annum of the average daily net assets of that Portfolio. The aggregate subadvisory fees paid by the Manager to the Subadviser pursuant to the Original Subadvisory Agree-ments during the year ended Decem-ber 31, 1997 in respect of each Portfolio were as follows: International Port-folio: $28,721; Global Growth Opportunities Portfolio: $11,265; Global Smaller Companies Portfolio: $168,952; and Global Technology Portfolio: $7,951.

TERMS OF THE INTERIM SUBADVISORY AGREEMENTS

  Each Interim Subadvisory Agreement is identical in all respects to the Origi-nal Subadvisory Agreement for the corresponding Portfolio of the Fund except as to its commencement date and termination date. The Interim Subadvisory Agree-ments commenced on the Assignment Date and provide by their terms that they will continue in effect until December 31, 1998, and thereafter from year to year if such continuance is specifically approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance. (As discussed above, however, if the Proposed Subadvisory Agreement is approved by shareholders, it is contemplated that the Interim Subadvisory Agreements will terminate on the Restructuring Date.)

TERMS OF THE PROPOSED SUBADVISORY AGREEMENT

  Under the Proposed Subadvisory Agreement, the New Subadviser, which is a wholly owned subsidiary of Henderson, would agree to furnish to the Manager and the Fund such investment advice, research and assistance as the Manager or the Fund from time to time reasonably requests. The New Subadviser's responsibili-ties would include (1) participating in the development of each Portfolio's overall investment strategy and in the determination of country allocations and sector and industry weightings; (2) providing investment advice and research with respect to each Portfolio's existing and potential investments in securi-ties of non-U.S. issuers, including company visits and meetings with manage-ment; (3) determining securities for investment; (4) selecting brokers; and (5) causing the execution of trades, including foreign exchange dealings. The Pro-posed Subadvisory Agreement would also require the New Subadviser to make available representatives to report to the Board of Directors of the Fund in person on at least a semi-annual basis, and to provide such reports and other information as the Manager or the Board may reasonably request.

  Under the Proposed Subadvisory Agreement, the New Subadviser will not have ultimate responsibility for portfolio accounting and pricing (although it is specifically required to assist in the pricing of assets under its supervision which cannot be readily priced), as such services are generally provided by the Fund's recordkeeping agent under the supervision of the Manager. However, the New Subadviser would be responsible for co-ordinating custody matters with the Fund's custodians in respect of the Fund's assets under the supervision of the New Subadviser. The Management Agreement with respect to the Fund provides that the Manager continues to have responsibility for investment management services provided by any subadviser to the Fund and, in particular, that in the event a subadviser ceases to provide any of the invest-ment management services identified in the Management Agreement, such services must be provided by the Manager or by some other form of arrangement approved by the Fund. Accordingly, the Manager will be responsible for any investment management services that it does not request the New Subadviser to provide un-der the Proposed Subadvisory Agreement, including services with respect to the U.S. assets of the Fund that are currently provided by the Subadviser.

  The form of the Proposed Subadvisory Agreement, which would replace the In-terim Subadvisory Agreements, is set forth as Exhibit B to this Proxy State-ment.

  The Proposed Subadvisory Agreement provides that it will continue in effect with respect to each Portfolio of the Fund until December 31, 1999 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the New Subadviser has not notified the Manager at least 60 days prior to an anniversary date that it does not desire such contin-uance with respect to any Portfolio. The Proposed Subadvisory Agreement is ter-minable by the Fund with respect to any Portfolio, without penalty, on 60 days' written notice to the New Subadviser and will terminate automatically in the event of its assignment or upon termination of the Management Agreement.

  The Proposed Subadvisory Agreement would apply on a Portfolio-by-Portfolio basis, and the New Subadviser's fee for each Portfolio would be calculated on the basis of the assets of such Portfolio. The Proposed Subadvisory Agreement provides that the Manager will pay to the New Subadviser for its services a monthly fee calculated at an annual rate of 0.50% of the average monthly assets under the New Subadviser's supervision. Average monthly assets will be deter-mined for any month by taking the average of the assets (adjusted to add re-ceivables for assets sold and deduct payables for assets purchased) under the New Subadviser's supervision as of (i) the opening of business on the first day of such month and (ii) the close of business on the last day of such month. The subadvisory fee is payable by the Manager from its own management fee, and the change in the subadvisory fee rate contemplated by the Proposed Subadvisory Agreement will have no effect on the fees payable by any Portfolio of the Fund.

  The principal differences between the Original Subadvisory Agreements and the Interim Subadvisory Agreements, on the one hand, and the Proposed Subadvisory Agreement, on the other, are the substitution of the New Subadviser for the Subadviser, the revised fee structure and the allocation of responsibilities and scope of services to be provided. In addition, the Proposed Subadvisory Agreement provides that the New Subadviser shall be subject to a higher stan-dard of care (negligence) as compared with the Original Subadvisory Agreements and the Interim

Subadvisory Agreements (gross negligence). As discussed above, the Subadviser is a 50-50 joint venture between the Manager and Henderson, while the New Subadviser is a wholly owned subsidiary of Henderson. The Subadviser comprises personnel from both the Manager and Henderson and provides advice on a global basis, whereas the personnel of the New Subadviser will be drawn exclusively from Henderson and will provide advice principally with respect to non-U.S. in-vestments, with the Manager assuming responsibility for the Fund's U.S. invest-ments. The change in ownership structure also means that the Manager will have no share in the profits or losses of the New Subadviser.

  The Subadviser currently receives a fee equal to 0.90% per annum of the aver-age daily net assets of each Portfolio. Under the Proposed Subadvisory Agree-ment, the New Subadviser would receive 0.50% of the average monthly assets of each Portfolio under its supervision. Because the ownership structure is dif-ferent, the fee rates are different, and the fee under the Proposed Subadvisory Agreement would be calculated on the basis of assets under the Subadviser's su-pervision (which will be non-U.S. assets) rather than all net assets of a Port-folio, the fees that will be earned by the New Subadviser are not directly com-parable with those earned by the Subadviser under the current arrangements. The Portfolios of the Fund invest in foreign assets to significantly different de-grees. As a practical matter, International Portfolio invests solely in foreign assets; Global Growth Opportunities Portfolio invests principally in foreign assets; and Global Smaller Companies Portfolio and Global Technology Portfolio tend to invest approximately equally in U.S. and foreign assets. The split be-tween U.S. and non-U.S. assets in the Portfolio that invest in both types of assets fluctuates over time. Such split is determined by the Subadviser under the Interim Subadvisory Agreements, and would be determined by the Manager un-der the Proposed Subadvisory Agreement. In addition, in considering whether to vote in favor of the Proposed Subadvisory Agreement, it is important to remem-ber that the subadvisory fee is payable by the Manager from its own management fee, and approval of the Proposed Subadvisory Agreement will have no effect on the fees payable by any Portfolio of the Fund.

  The Proposed Subadvisory Agreements provide that the New Subadvisor would provide the Manager and the Portfolios with such investment advice, research and assistance as the Manager or the Fund shall from time to time reasonably request. This differs from the arrangements provided for under the Original Subadvisory Agreements and the Interim Subadvisory Agreements, reflecting the greater role of the Manager. The proposed fee to be paid to the New Subadviser under the Proposed Subadvisory Agreements also differs from the fee paid under the Original Subadvisory Agreements and Interim Subadvisory Agreements, which contemplate that the Subadviser will provide all investment advisory services required by the Fund, as described in the preceding paragraph.

  If the Proposed Subadvisory Agreement is approved by shareholders, the Man-ager and the New Subadviser intend to enter into a separate agreement that pro-vides, among other things, for the payment by the Manager of specified amounts to the New Subadviser in the event that the Proposed Subadvisory Agreement is terminated. Under such agreement, if the Manager terminates the Proposed Subadvisory Agreement prior to June 30, 2001 (other than as a result of a mate-rial breach by the New Subadviser of its obligations thereunder or a request by the New Subadviser to terminate the Proposed Subadvisory Agreement), the Man-ager will make payments to the New Subadviser in respect of each Portfolio as to which the New Subadvisory Agreement is cancelled in the following amounts:
International Portfolio: $24,000; Global Smaller Companies Portfolio: $27,000; Global Technology Portfolio: $5,000; Global Growth Opportunities Portfolio:
$11,000. Additionally, if such termination occurs prior to December 31, 1999, the Manager will also pay to the New Subadviser an amount equal to the fees that the New Subadviser would have earned under the Proposed Subadvisory Agree-ment from the date of termination through December 31, 1999, calculated on the assumption that the Fund's assets under the New Subadviser's supervision are equal throughout such period to their value on the date of termination. These payments would be made by the Manager from its own resources and not by any Portfolio of the Fund or its shareholders. The agreement between the Manager and the New Subadviser also provides that the Manager may change the name of the Portfolios and that Henderson has the right to remove its name from the names of the Portfolios. Any name change of any Portfolio would require action by the Board of Directors.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

  Interim Subadvisory Agreements. The Directors of the Fund met on February 12, March 5 and March 19, 1998 to evaluate the transaction between Henderson and AMP and its expected effect on the Subadviser and the services the Subadviser provides to each Portfolio of the Fund. At these meetings the Board of Direc-tors considered various matters in determining to approve the Interim Subadvisory Agreements and recommend them to the Shareholders. Senior repre-sentatives of AMP, Henderson, the Manager and the Subadviser provided the Di-rectors with detailed information about the expected effect of the Acquisition on the Subadviser. The Fund's legal counsel advised the Board of Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors in reaching its decision.

  The Directors had evaluated the Original Subadvisory Agreements in November 1997 in connection with their annual determination as to their continuance, as required by the 1940 Act. The factors that were considered in November 1997 in-cluded principles established by judicial decisions;

the amount of the subadvisory fees paid by the Portfolio of the Fund; the serv-ices provided by the Subadviser, its past performance and the quality of its personnel; the portfolio transaction allocation policies followed; portfolio turnover information; the non-advisory services provided to the Fund; the ex-penses borne by the Fund and the Subadviser; comparisons with other funds; the profitability of the contracts to the Subadviser; the standards of care re-quired by the Original Subadvisory Agreements; the services offered and fees charged by other investment advisers and subadvisers; and the financial stabil-ity of the Subadviser. In their evaluation of the Interim Subadvisory Agree-ments in February and March 1998, the Directors reviewed these considerations in the light of the proposed Acquisition, drawing on their knowledge of the op-erations and competence of Henderson and the Subadviser gained as a result of serving as Directors of the other investment companies in the Seligman Group.

  The Directors also specifically considered the anticipated impact of the Ac-quisition on each Portfolio of the Fund and other factors related to the Acqui-sition, including:

  . The effect on the Subadviser's provision of investment subadvisory serv-ices, including such matters as any plans for changes in investment ad-visory personnel and the levels of research and technical support avail-able to such persons, and the impact of the planned combination of the asset management businesses of AMP and Henderson. In this regard, the Directors considered the possible beneficial effect of the significantly enhanced financial resources of Henderson after the Acquisition and the fact that the combined entity would have more assets under management than Henderson alone before the Acquisition. The Directors also consid-ered information concerning AMP and AMP's current asset management busi-ness, as well as AMP's plans for the future. Representatives of AMP and Henderson advised the Directors that the Acquisition would not result in any reduction in the quality of services now provided to the Fund and that they did not expect the change in control of Henderson to result in any material changes in the manner in which the Subadviser renders serv-ices to the Fund. The AMP and Henderson representatives also stated that neither the Acquisition nor any ancillary transactions would have any adverse effect on the Subadviser's ability to fulfill its obligations under the Interim Subadvisory Agreement or to operate its business in a manner consistent with past business practice.

  . The effects of the Acquisition on the Manager's relationship with Hen-derson and the Subadviser over the near and longer term and the implica-tions for the Subadviser's capabilities and relationships with the Fund.

  . The arrangements pursuant to which the current professionals and manag-ers of Henderson that are involved with the Subadviser would be induced to remain with the new organiza-tion and the effects of the proposed Acquisition on both such persons and the other officers and employees of Henderson that are involved with the Subadviser.

  . The nature, extent and quality of the management and administrative services currently provided by the Subadviser, the Manager and other service providers to the Fund and the expected impact, if any, of the Acquisition on such services.

  . The current and prospective financial condition and stability of the combined AMP/Henderson asset management entity after the Acquisition.

  . Any advantages or disadvantages to the Fund or any of its Portfolios in remaining one of the group of investment companies subadvised by the Subadviser (giving effect to the changes that might result from the Ac-quisition).

  . The fact that Henderson and the Manager agreed to bear the Fund's costs of obtaining director and shareholder approval of the Interim Subadvisory Agreements.

  . The possible impact of the Acquisition on the information regularly pro-vided to the Directors, including information about the profitability of the Fund to the Subadviser.
  . An undertaking by the Subadviser to continue to provide subadvisory services on an interim basis in the event shareholder approval of the Interim Subadvisory Agreements is not obtained within the time period provided by the Order.

  . Current developments in the investment company and investment advisory industries.

  After careful consideration, the Directors unanimously approved the Interim Subadvisory Agreements and recommended that the shareholders of each Portfolio of the Fund approve the Interim Subadvisory Agreement applicable to such Port-folio.

  Proposed Subadvisory Agreements. The Directors of the Fund met on April 30, 1998 to evaluate the Proposed Subadvisory Agreements with respect to each Port-folio of the Fund. At this meeting the Board of Directors considered various matters in determining to approve the Proposed Subadvisory Agreements and rec-ommend them to the Shareholders. Senior representatives of Henderson, the Man-ager and the New Subadviser provided the Directors with detailed information in connection with the approval of the Proposed Subadvisory Agreements. The Fund's legal counsel advised the Board of Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors in reaching its decision.

  In their evaluation of the Proposed Subadvisory Agreements on April 30, 1998, the Directors reviewed considerations substantially similar to those set forth above in "Factors Considered by the Board of Directors--Interim Subadvisory Agreements", as they related to the Proposed

Subadvisory Agreements. In addition, the Directors considered the following ad-ditional factors specifically relating to the Proposed Subadvisory Agreements:

  . The fees payable under the Proposed Subadvisory Agreements, and the re-lationship of such fees, among other things, to the services anticipated to be provided by the New Subadviser and the Manager.

  . The business arrangements between the Manager and the New Subadviser de-scribed above and the potential impact on the Portfolios in the event of the removal of the Henderson name from the Fund's or the Portfolios' names.

  . The proposed allocation of responsibilities and scope of services to be provided by the Manager and the New Subadviser.

  . The fairness and reasonableness of the subadvisory fees under the Pro-posed Subadvisory Agreements and the management fee under the Management Agreement, in light of the Proposed Subadvisory Agreements, including that the portion of the management fee to be retained by the Manager is justified by the level, nature and quality of services provided, expec-tations of the Manager's future activities, and the anticipated profit-ability to the Manager of the fee allocation.

  The Directors reviewed the considerations mentioned above, drawing on their knowledge gained as a result of serving on the Board of the Fund and other in-vestment companies in the Seligman Group, with respect to the operations and competence of Henderson generally, and in particular, the competence of the in-vestment management and other personnel of Seligman Henderson who are expected to continue providing services to the Fund through their affiliation with the New Subadviser.

  After careful consideration, the Directors unanimously approved the Proposed Subadvisory Agreements and recommended that the Shareholders of each Portfolio of the Fund approve the Proposed Subadvisory Agreement applicable to such Port-folio.

  The affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund is required for the adoption of each of Proposal 1 and Proposal 2 with respect to such Portfolio. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirma-tive vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in per-son or by proxy.

  If Proposal 1 is approved by shareholders at the Meeting, the Subadviser's activities pursuant to the Interim Subadvisory Agreements since the Assignment Date will be approved and the Escrow

Agent will pay the amounts held in the escrow account to the Subadviser. The Interim Subadvisory Agreement will continue in effect until December 31, 1998, and thereafter from year to year if such continuance is specifically approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance, unless Proposal 2 is also approved by the share-holders at the Meeting. If Proposal 1 is not approved by shareholders, the Es-crow Agent will pay the amounts held in the escrow account to the applicable Portfolio of the Fund.

  If Proposal 2 is approved by the shareholders at the Meeting, the Interim Subadvisory Agreement will continue in effect until the Restructuring Date. On the Restructuring Date, the Proposed Subadvisory Agreement will take effect, and it will continue in effect until December 31, 1999, and thereafter from year to year if such continuance is specifically approved in the manner re-quired by the 1940 Act, and if the Subadviser shall not have notified the Man-ager at least 60 days prior to an anniversary date that it does not desire such continuance with respect to any Portfolio.

  If Proposal 1 and Proposal 2 are not approved by the shareholders, the Man-ager will assume all responsibilities currently undertaken by the Subadviser and the Directors will consider whether any additional action should be taken.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                  VOTE IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2.

ADDITIONAL INFORMATION CONCERNING THE SUBADVISER AND THE NEW SUBADVISER

  The principal executive officer of the Subadviser is Rodney G.D. Smith. The Subadviser is governed by a Management Committee comprised of the following in-dividuals:

        NAME                            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
 Iain C. Clark       Chief Investment Officer of the Subadviser and Director of
                     Henderson International Limited; Director and Senior
                     Portfolio Manager of Henderson plc and Vice President,
                     Secretary and Treasurer of Henderson International, Inc.
 Dugald M. Eadie     Managing Director of Henderson plc and Director of
                     Henderson Administration Limited
 Mark J. Lund        President of Henderson International, Inc. and Director of
                     Henderson plc
 Richard R. Schmaltz Director of the Fund and Director and Managing Director of
                     the Manager
 Rodney G.D. Smith   Chief Executive Officer of the Subadviser and Director and
                     Managing Director of the Manager
 David F. Stein      Director and Vice Chairman of the Manager
 Brian T. Zino       Director and President of the Fund and the Manager

  The address of Messrs. Clark, Eadie and Lund is 3 Finsbury Avenue, London EC2M 2PA, England. The address of Messrs. Schmaltz, Smith, Stein and Zino is 100 Park Avenue, New York, New York 10017.

  William C. Morris owns a majority of the outstanding voting securities of the Manager. Accordingly, under the applicable provisions of the 1940 Act, Mr. Morris is a control person of the Manager. Because the Manager owns a 50% in-terest in the Subadviser, Mr. Morris may also be deemed to own indirectly a material interest in the Subadviser. Messrs. Fred E. Brown and Brian T. Zino are also shareholders of the Manager.

  As of January 1, 1997, Richard R.Schmaltz bought 500 Class A common shares and 500 class B common shares of the Manager from the Manager, each at a price of $230.60 per share. As of January 1, 1998, Mr. Schmaltz bought 500 Class A common shares and 1,000 Class B common shares of the Manager from the Manager, each at a price of $239.48 per share.

  Additionally, Lawrence P. Vogel, Vice President of the Fund, is Treasurer of the Subadviser; and Frank J. Nasta, Secretary of the Fund, is Secretary of the Subadviser.

  During the fiscal year ended December 31, 1997, no commissions were paid by the Fund to any broker affiliated with the Subadviser.

  The principal executive officer of the New Subadviser is Dugald M. Eadie. The New Subadviser is governed by a Management Committee comprised of the fol-lowing individuals:

          NAME                            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
 George Ian Buckley     Director of Asset Management at Henderson plc and
                        Director of the New Subadviser
 Anthony C. J. Solway   Director of Administration of Henderson plc and
                        Director of the New Subadviser
 Michael H. Robinson    Director of Human Resources of Henderson plc and
                        Director of the New Subadviser
 Mark V. Phythian-Adams Director of Legal Counsel of Henderson plc and Director
                        of the New Subadviser
 Peter Thomas Johnson   Director of Finance of Henderson plc and Director of
                        the New Subadviser

  The address of Messrs. Buckley, Solway, Robinson, Phythian-Adams and Johnson is 3 Finsbury Avenue, London EC2M 2PA.

                   B. OTHER MATTERS; SHAREHOLDER PROPOSALS.

  The Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

  A shareholder proposal intended to be represented at any meeting hereafter called must be received by the Fund within a reasonable time before the solic-itation relating thereto is made in order to be included in the notice of meeting, proxy statement and form of proxy relating to such meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that share-holder meetings will be held on an annual basis. The submission by a share-holder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regula-tions under federal law.

                                 C. EXPENSES.

  Henderson and the Manager will bear the cost of soliciting Proxies. In addi-tion to the use of the mails, Proxies may be solicited personally or by tele-phone or telegraph by Directors, officers and employees of the Fund, the Man-ager, Seligman Financial Services, Inc. and Seligman Services, Inc., and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their princi-pals.

                                           By order of the Board of Directors,

                                              /s/ Frank J. Nasta
                                                  Secretary

                                 ------------

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUD-ING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH RE-QUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                   EXHIBIT A

                        INTERIM SUBADVISORY AGREEMENTS

                (with respect to the International Portfolio*)

                                                                    EXHIBIT A-1

                             SUBADVISORY AGREEMENT

  SUBADVISORY AGREEMENT, dated as of March 30, 1998 between J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager") and Seligman Henderson Co., a New York general partnership (the "Subadviser").

  WHEREAS, the Manager has entered into a Management Agreement dated May 1, 1993 (the "Management Agreement") with Seligman Portfolios, Inc. (the "Corpo-ration"), an open-end diversified management investment company registered un-der the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of the Seligman Henderson Global Portfolio of the Corporation (the "Portfo-lio") pursuant to which the Manager will render or contract to obtain as here-inafter provided investment management services to the Portfolio, and to ad-minister the business and other affairs of the Portfolio; and

  WHEREAS, the Manager desires to retain the Subadviser to provide investment management services to the Portfolio, and the Subadviser is willing to render such investment management services.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1. DUTIES OF THE SUBADVISER. The Subadviser will provide the Portfolio with investment management services, including investment research, advice and su-pervision, determining which securities shall be purchased or sold by the Portfolio, making purchases and sales of securities on behalf of the Portfolio and determining how voting and other rights with respect to securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, poli-cies and principles set forth in the Registration Statement and Prospectus(es) of the Corporation and the requirements of the 1940 Act and other applicable law.

  Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.
------------
* Formerly, the International Portfolio was named the Seligman Henderson Global Portfolio.

  2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

  3. COMPENSATION. (a) As compensation for the services performed and the fa-cilities and personnel provided by the Manager pursuant to Section 1, the Man-ager will pay to the Subadviser each month a fee, calculated on each day dur-ing such month, at an annual rate of .90% of the Portfolio's average daily net assets.

  (b) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

  4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In provid-ing the Portfolio with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statisti-cal and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment com-panies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

  Notwithstanding the above, it is understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and mar-ket research and security and economic analysis provided by brokers who exe-cute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Portfolio with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Portfolio.

  If, in connection with purchases and sales of securities for the Portfolio, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

  Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Portfolio of additional compensation to others for consulting services, supplemental research and security and economic anal-ysis.

  5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31, 1998, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days' written notice to the Subadviser by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940
Act). This Agreement will automatically terminate in the event of its assign-ment (as defined by the 1940 Act) or upon the termination of the Management Agreement.

  6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Corporation is obtained in accordance with the requirements of the 1940 Act.

  7. MISCELLANEOUS. This Agreement shall be governed by and construed in ac-cordance with the laws of the State of New York. Anything herein to the con-trary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

  IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agree-ment to be executed by their duly authorized officers as of the date first above written.

                                      J. & W. SELIGMAN & CO. INCORPORATED

                                      BY_______________________________________


                                      SELIGMAN HENDERSON CO.

                                      BY_______________________________________

           (with respect to the Global Smaller Companies Portfolio*)

                                                                    EXHIBIT A-2

                             SUBADVISORY AGREEMENT

  SUBADVISORY AGREEMENT, dated as of March 30, 1998 between J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager") and SELIGMAN HENDERSON CO., a New York general partnership (the "Subadviser").

  WHEREAS, the Manager has entered into a Management Agreement dated October 1, 1994 (the "Management Agreement") with Seligman Portfolios, Inc. (the "Cor-poration"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), on be-half of the Seligman Henderson Global Emerging Companies Portfolio of the Cor-poration (the "Portfolio"), pursuant to which the Manager will render or con-tract to obtain as hereinafter provided investment management services to the Portfolio, and to administer the business and other affairs of the Portfolio; and

  WHEREAS, the Manager desires to retain the Subadviser to provide investment management services to the Portfolio, and the Subadviser is willing to render such investment management services.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1. DUTIES OF THE SUBADVISER. The Subadviser will provide the Portfolio with investment management services, including investment research, advice and su-pervision, determining which securities shall be purchased or sold by the Portfolio, making purchases and sales of securities on behalf of the Portfolio and determining how voting and other rights with respect to securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, poli-cies and principles set forth in the Registration Statement and Prospectus(es) of the Corporation and the requirements of the 1940 Act and other applicable law.

  Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

  2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.
------------
* Formerly, the Global Smaller Companies Portfolio was named the Seligman Hen-derson Global Emerging Companies Portfolio.

  3. COMPENSATION. (a) As compensation for the services performed and the fa-cilities and personnel provided by the Manager pursuant to Section 1, the Man-ager will pay to the Subadviser each month a fee, calculated on each day dur-ing such month, at an annual rate of .90% of the Portfolio's average daily net assets.

  (b) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

  4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In provid-ing the Portfolio with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statisti-cal and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment com-panies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

  Notwithstanding the above, it is understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and mar-ket research and security and economic analysis provided by brokers who exe-cute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Portfolio with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Portfolio.

  If, in connection with purchases and sales of securities for the Portfolio, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

  Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Portfolio of additional compensation to others for consulting services, supplemental research and security and economic anal-ysis.

  5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31, 1998, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days' written notice to the Subadviser by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940
Act). This Agreement will automatically terminate in the event of its assign-ment (as defined by the 1940 Act) or upon the termination of the Management Agreement.

  6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Corporation is obtained in accordance with the requirements of the 1940 Act.

  7. MISCELLANEOUS. This Agreement shall be governed by and construed in ac-cordance with the laws of the State of New York. Anything herein to the con-trary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

  IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agree-ment to be executed by their duly authorized officers as of the date first above written.

                                      J. & W. SELIGMAN & CO. INCORPORATED

                                                   /s/ Brian T. Zino
                                      BY_______________________________________

                                      SELIGMAN HENDERSON CO.

                                                  /s/ David F. Stein
                                      BY_______________________________________

   (with respect to the Global Growth Opportunities Portfolio and the Global
                             Technology Portfolio)

                                                                    EXHIBIT A-3

                             SUBADVISORY AGREEMENT

  SUBADVISORY AGREEMENT, dated as of March 30, 1998 between J. & W. SELIGMAN & CO. INCORPORATED, a Delaware Corporation (the "Manager") and SELIGMAN HENDERSON CO., a New York general partnership (the "Subadviser").

  WHEREAS, the Manager has entered into a Management Agreement dated May 1, 1996 (the "Management Agreement") with Seligman Portfolios, Inc. (the "Corpo-ration"), an open-end diversified management investment company registered un-der the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of the Seligman Henderson Global Growth Opportunities Portfolio and the Selig-man Henderson Global Technology Portfolio of the Corporation (the "Portfo-lios"), pursuant to which the Manager will render or contract to obtain as hereinafter provided investment management services to each Portfolio, and to administer the business and other affairs of each Portfolio; and

  WHEREAS, the Manager desires to retain the Subadviser to provide investment management services to each Portfolio, and the Subadviser is willing to render such investment management services.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1. DUTIES OF THE SUBADVISER. The Subadviser will provide each Portfolio with investment management services, including investment research, advice and su-pervision, determining which securities shall be purchased or sold by each Portfolio, making purchases and sales of securities on behalf of each Portfo-lio and determining how voting and other rights with respect to securities of each Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospec-tus(es) of the Corporation and the requirements of the 1940 Act and other ap-plicable law.

  Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

  2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

  3. COMPENSATION. (a) As compensation for the services performed and the fa-cilities and personnel provided by the Manager pursuant to Section 1, the Man-ager will pay to the Subadviser each month a fee, calculated on each day dur-ing such month, at an annual rate of .90% of each Portfolios' average daily net assets.

  (b) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

  4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In provid-ing the Portfolios with investment management and supervision, it is recog-nized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, sta-tistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

  Notwithstanding the above, it is understood that it is desirable for the Portfolios that the Subadviser have access to supplemental investment and mar-ket research and security and economic analysis provided by brokers who exe-cute brokerage transactions at a higher cost to the Portfolios than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Portfolios with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Portfolios.

  If, in connection with purchases and sales of securities for the Portfolios, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

  Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Portfolios of additional compensation to others for consulting services, supplemental research and security and economic anal-ysis.

  5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31, 1998, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days written notice to the Subadviser by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940
Act). The failure of the Board of Directors of the Corporation or holders of securities of one Portfolio to approve the continuance of this Agreement with respect to one Portfolio, shall be without prejudice to the effectiveness of this Agreement with respect to the other Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940
Act) or upon termination of the Management Agreement.

  6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Corporation is obtained in accordance with the requirements of the 1940 Act.

  7. MISCELLANEOUS. This Agreement shall be governed by and construed in ac-cordance with the laws of the State of New York. Anything herein to the con-trary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

  IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agree-ment to be executed by their duly authorized officers as of the date first above written.

                                     J. & W. SELIGMAN & CO. INCORPORATED

                                     By _______________________________________

                                     SELIGMAN HENDERSON CO.

                                     By _______________________________________

                                   EXHIBIT B

                             SUBADVISORY AGREEMENT

  SUBADVISORY AGREEMENT, dated      , 1998 between J. & W. SELIGMAN & CO. IN-
CORPORATED, a Delaware corporation (the "Manager") and HENDERSON INVESTMENT MANAGEMENT LIMITED (the "Subadviser").

  WHEREAS, the Manager has entered into a Management Agreements, dated May 1, 1993, October 1, 1994 and May 1, 1996 (the "Management Agreements"), with Se-ligman Portfolios, Inc. (the "Corporation"), an open-end diversified manage-ment investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which the Manager will render or con-tract to obtain as hereinafter provided investment management services with respect to the Corporation's Seligman Henderson International Portfolio, Se-ligman Henderson Global Smaller Companies Portfolio, Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Port-folio (the "Portfolios"), and to administer the business and other affairs of the Corporation; and

  WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory and other services to the Portfolios, and the Subadviser is willing to render such services, in each case effective July 1, 1998.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1. DUTIES OF THE SUBADVISER. Subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospec-tus(es) of the Corporation and the requirements of the 1940 Act, and in con-junction with and under the supervision of the Manager, the Subadviser agrees to furnish the Manager and the Corporation with such investment advice, re-search and assistance as the Manager or the Corporation shall from time to time reasonably request with respect to the Portfolios. Subject to the forego-ing, the Subadviser shall (i) participate in the development of the Portfo-lios' overall investment strategy, in the determination of country allocations and in the determination of sector and industry weightings, (ii) provide in-vestment advice and research to the Portfolios with respect to existing and potential investments in securities of non-U.S. issuers, including company visits and meetings with management, (iii) determine securities for invest-ment, (iv) select brokers, and (v) cause the execution of trades, including foreign exchange dealings. The Subadviser will make available representatives to report in person to the Board of Directors at least semi-annu-ally on investment results, regulatory compliance and other matters that the Manager or the Board of Directors may reasonably request. The Subadviser shall also provide such reports and other information to the Manager or the Board of Directors as such persons may reasonably request.

  Portfolio accounting and pricing for the Portfolios will be the ultimate re-sponsibility of a third party accounting agent or administrator; however, in the event that an asset under the supervision of the Subadviser cannot be priced by a pricing source authorized by the Manager, the Subadviser will pro-vide the third party accounting agent or administrator with daily prices for such asset in accordance with the Corporation's pricing procedures. Notwith-standing the foregoing, the Subadviser will be responsible for coordinating work with custodians in respect of assets under the Subadviser's supervision ("Custodians"), including liaising as required with Custodians in respect of trade settlement, safe custody of assets, income collection and the processing of corporate actions. The Subadviser will use all reasonable efforts to moni-tor the performance of Custodians within the terms of the Corporation's custo-dian agreements (to the extent such terms are known by the Subadviser or a re-lated entity). With respect to the securities of issuers under the supervision of the Subadviser, the Subadviser shall provide executed trade information to Custodians, third party accounting agents or administrators and/or the Manag-er, which may be done via computer.

  Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under this Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

  2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

  3. COMPENSATION. (a) As compensation for the services performed by the Subadviser pursuant to Section 1, the Manager will pay to the Subadviser each month a fee calculated at an annual rate of .50% of the average monthly assets under the Subadviser's supervision.

  (b) Average monthly assets under the Subadviser's supervision shall be de-termined, for any month, by taking the average of the assets (adjusted to re-flect receivables for assets sold and payables for assets purchased) under the Subadviser's supervision as of (i) the opening of business on the first day of such month and (ii) the close of business on the last day of such month.

  (c) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

  (d) Any fee payable to the Subadviser under this Agreement shall be paid to the Subadviser or to an affiliate of the Subadviser at an address designated by the Subadviser.

  4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In provid-ing the Corporation with investment management and supervision, it is recog-nized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, sta-tistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

  Notwithstanding the above, it is understood that it is desirable for the Corporation that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who ex-ecute brokerage transactions at a higher cost to the Corporation than may re-sult when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Corporation with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Corporation.

  If, in connection with purchases and sales of securities for the Corpora-tion, the Subadviser may, without material risk, arrange to receive a solicit-ing dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

  Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Corporation of additional compensation to others for consulting services, supplemental research and security and economic analysis.

  5. TERM OF AGREEMENT. This Agreement shall become effective July 1, 1998 and shall continue in full force and effect with respect to each Portfolio until December 31, 1999, and from year to year thereafter if such continuance is ap-proved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such con-tinuance. This Agreement may be terminated at any time with respect to any Portfolio, without payment of penalty by the Corporation, on 60 days' written notice to the Subadviser by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of such Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termi-nation of the Management Agreement.

  6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Corporation is obtained in accordance with the requirements of the 1940 Act.

  7. MISCELLANEOUS. This Agreement shall be governed by and construed in ac-cordance with the laws of the State of New York. Anything herein to the con-trary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

  IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agree-ment to be executed by their duly authorized officers as of the date first above written.

                                     J. & W. SELIGMAN & CO. INCORPORATED

                                     By _______________________________________

                                     HENDERSON INVESTMENT MANAGEMENT LIMITED

                                     By _______________________________________

                                   EXHIBIT C

  The table below sets forth the net assets and the subadvisory fee paid by the Manager to the Subadviser for 1997 with respect to each Portfolio of Seligman Portfolios, Inc. and the other investment companies which have investment ob-jectives similar to such Portfolios:

                                                  APPROXIMATE          1997
                                                  NET ASSETS       SUBADVISORY
                                                     AS OF          FEE AS A %
                                               DECEMBER 31, 1997 OF AVERAGE DAILY
        NAME OF INVESTMENT COMPANY              (000S OMITTED)      NET ASSETS
        --------------------------             ----------------- ----------------
Seligman Henderson Global Fund Series, Inc.:*
  Seligman Henderson International Fund           $   93,434           0.90%
  Seligman Henderson Emerging Markets Growth
   Fund                                              104,139           1.15
  Seligman Henderson Global Growth
   Opportunities Fund                                192,671           0.90
  Seligman Henderson Global Smaller Companies
   Fund                                            1,052,622           0.90
  Seligman Henderson Global Technology Fund          869,185           0.90
Seligman Portfolios, Inc.:
  International Portfolio                              9,182           0.33
  Global Growth Opportunities Portfolio                5,449           0.29
  Global Smaller Companies Portfolio                  20,505           0.84
  Global Technology Portfolio                          3,686           0.30

------------
* The net assets and subadvisory fee rates shown above are as of/for the fiscal year ended October 31, 1997.

                   SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO

            SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO

             SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO

                 SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO

                                       OF

                           SELIGMAN PORTFOLIOS, INC.

          Notice of Special Meeting of Shareholders and Proxy Statement



     SELIGMAN PORTFOLIOS, INC.
             Managed by

                LOGO
       J. & W. Seligman & Co.
            incorporated
  investment managers and advisors
          established 1864
100 Park Avenue, New York, NY 10017
 Time: June 30, 1998
     10:00 A.M.
 Place: Grand Hyatt Hotel
   42nd Street and
   Lexington Avenue
   New York, New York 10017
 Please date, fill in and
 sign the enclosed form of
 Proxy and mail it in the
 enclosed return envelope
 which requires no postage if
 mailed in the United States.


                                      LOGO

PROXY    SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO
                 a Portfolio of
         SELIGMAN PORTFOLIOS, INC.
           100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of certain Portfolios of SELIGMAN PORTFOLIOS, INC. to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them)proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.

--------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR all Proposals.
--------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the Portfolio.

     FOR  [ ]     AGAINST  [ ]      ABSTAIN  [ ]

YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Approval of Proposed Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees payable by the Portfolio.

     FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

                DATED __________________________________, 1998

                ______________________________________________
                Signature

                ______________________________________________
                Signature (if jointly held)

                Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

     This Proxy is solicited on behalf of the Board of Directors

PROXY    SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
                 a Portfolio of
         SELIGMAN PORTFOLIOS, INC.
           100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of certain Portfolios of SELIGMAN PORTFOLIOS, INC. to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them)proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.

--------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR all Proposals.
--------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the Portfolio.

     FOR  [ ]     AGAINST  [ ]      ABSTAIN  [ ]

YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Approval of Proposed Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees payable by the Portfolio.

     FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

                DATED __________________________________, 1998

                ______________________________________________
                Signature

                ______________________________________________
                Signature (if jointly held)

                Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

     This Proxy is solicited on behalf of the Board of Directors

PROXY    SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
                 a Portfolio of
         SELIGMAN PORTFOLIOS, INC.
           100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of certain Portfolios of SELIGMAN PORTFOLIOS, INC. to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them)proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.

--------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR all Proposals.
--------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the Portfolio.

     FOR  [ ]     AGAINST  [ ]      ABSTAIN  [ ]

YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Approval of Proposed Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees payable by the Portfolio.

     FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

                DATED __________________________________, 1998

                ______________________________________________
                Signature

                ______________________________________________
                Signature (if jointly held)

                Please sign exactly as your name(s) appear(s) on this proxy(ies). Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

     This Proxy is solicited on behalf of the Board of Directors

PROXY    SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO
                 a Portfolio of
         SELIGMAN PORTFOLIOS, INC.
           100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of certain Portfolios of SELIGMAN PORTFOLIOS, INC. to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them)proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.

--------------------------------------------------------------------------------
The Board of Directors recommends that you vote FOR all Proposals.
--------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the Portfolio.

     FOR  [ ]     AGAINST  [ ]      ABSTAIN  [ ]

YOUR VOTE IS IMPORTANT. Complete, sign on reverse side and return this card as soon as possible. Mark each vote with an X in the box.

2. Approval of Proposed Subadvisory Agreement between J. & W. Seligman & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees payable by the Portfolio.

     FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

                DATED __________________________________, 1998

                ______________________________________________
                Signature

                ______________________________________________
                Signature (if jointly held)

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